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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 26, 2003
               (Date of Earliest Event Reported: August 26, 2003)




                         GULFTERRA ENERGY PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)


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
           DELAWARE                         1-11680                  76-00396023
(State or Other Jurisdiction of     (Commission File Number)      (I.R.S. Employer
        Incorporation)                                           Identification No.)
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                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
               (Address of Principal Executive Offices) (Zip Code)


                                 (832) 676-4853
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

         This Current Report on Form 8-K is being filed for the purpose of filing an exhibit to our Registration Statement on Form S-3 (Reg. No. 333-81772).


ITEM 7. FINANCIAL STATEMENTS , PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c) Exhibits.

            Each exhibit identified below is filed as part of this report.


Exhibit No.     Description
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   23.A         Consent of Netherland, Sewell & Associates, Inc.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             GULFTERRA ENERGY PARTNERS, L.P.


                                             By:       /s/ D. Mark Leland
                                                 -------------------------------
                                                         D. Mark Leland
                                                 Senior Vice President and Chief
                                                        Operating Officer


Date:  August 26, 2003

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                                  EXHIBIT INDEX


         Each exhibit identified below is filed as part of this report.


Exhibit No.     Description
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   23.A         Consent of Netherland, Sewell & Associates, Inc.